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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)               NOVEMBER 17, 1999

                                   INSCI CORP
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 (State of other jurisdiction of incorporation)

1-12966                                        06-1302773
Commission File No.                            I.R.S. Employer Identification

TWO WESTBOROUGH BUSINESS PARK,
WESTBOROUGH, MA                              01581
Address of principal                         Zip Code
executive offices

(508) 870-4000
Registrant's telephone number,
including area code

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ITEM 5.  Other Events

         On November 9, 1999, the Registrant (the "Company") conducted its Annual Meeting of Shareholders (the "Annual Meeting"). At the Annual Meeting, Shareholders approved an Amendment to the Company's Certificate of Incorporation to change the name of the Company to insci-statements.com, corp. In accordance with the affirmative vote to amend the Certificate of Incorporation, the amendment to the Company's Articles of Incorporation was duly filed with the Delaware Secretary of State on November 17, 1999.

SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   Westborough, MA
         December 6, 1999

                                               INSCI CORP
                                               (Registrant)

                                               /s/ Roger Kuhn
                                               ------------------------
                                               Roger Kuhn
                                               Chief Financial Officer